CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                                    (THE "COMPANY")

                           SUPPLEMENT TO THE PROSPECTUS
                                DATED MARCH 31, 1995

                       CMIA NATIONAL MUNICIPALS ACCOUNT
                      CMIA CALIFORNIA MUNICIPALS ACCOUNT
                    CMIA MASSACHUSETTS MUNICIPALS ACCOUNT
                       CMIA NEW YORK MUNICIPALS ACCOUNT
                         CMIA OHIO MUNICIPALS ACCOUNT
                          (THE "MUNICIPAL ACCOUNTS")


     At a meeting of the Company's shareholders on February 14, 1996, the shareholders approved several changes to the management of the Company and the Municipal Accounts as a result of the impending merger (the "Merger") between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current administrator to the Municipal Accounts. The Merger is expected to be consummated on March 1, 1996.

     The Board of Directors has approved the suspension of sales of shares of the Municipal Accounts to investors except that shares will be issued to permit reinvestment of dividends and purchase of additional shares of an Account by shareholders with existing accounts.

     The shareholders have approved the following changes to be effective during the 90 day period following these events except as otherwise noted:

     O     The selection of OppenheimerFunds Distributor, Inc. ("OFD"), an affiliate of Management Corporation ("Oppenheimer"), as the principal underwriter of the Accounts' shares.

     O     The amendment of Account's Class A Rule 12b-1 distribution plans to permit the payment of service fees to OFD and others, including affiliates of OFD ("Qualified Recipients").

The maximum level of payment to OFD and Qualified Recipients pursuant to the Class A Rule 12b-1 plans will not be increased from the present maximum level.

     O     The nomination of twelve (12) new directors to serve as the
 Company's Board of Directors.  (Effective May 31, 1996.)

     Until the transition to full service by Oppenheimer and its affiliates to the Municipal Accounts is completed during the 90 day period after the consummation of the Merger, distribution services will continue to be provided by Connecticut Mutual Financial Services, L.L.C. (the current distributor) and transfer agency and shareholder services will be provided by National Financial Data Services (the current transfer agent).

     The Company's Board of Directors has also approved the appointment of OppenheimerFunds Services as the Company's transfer agent and shareholder servicing agent.


February 16, 1996